UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2013

ANDINA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia

(Address of Principal Executive Offices) (Zip Code)

(646) 684-3045

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ANDINA ACQUISITION CORPORATION (“ANDINA”) HAS MAILED ITS DEFINITIVE PROXY STAETMENT IN CONNECTION WITH ANDINA’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 20, 2013 RELATING TO ITS MERGER WITH TECNO CORPORATION (“HOLDING”), TECNOGLASS S.A. (“TECNOGLASS”) AND C.I. ENERGIA SOLAR S.A. E.S. WINDOWS (“ES”, COLLECTIVELY WITH HOLDING AND TECNOGLASS, THE “COMPANY”). SHAREHOLDERS OF ANDINA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ ANDINA’S DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ANDINA’S FINAL PROSPECTUS, DATED MARCH 16, 2012, AND ANDINA’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2013, AS AMENDED, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ANDINA OFFICERS AND DIRECTORS AND OF EBC AND MJTA AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE MERGER. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO ANDINA SHAREHOLDERS AS OF NOVEMBER 22, 2013, THE RECORD DATE ESTABLISHED FOR VOTING ON THE MERGER. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: THE EQUITY GROUP INC., 800 THIRD AVENUE, 36TH FLOOR, NEW YORK, NEW YORK 10022. THE DEFINITIVE PROXY STATEMENT CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 1.01	Entry into a Material Definitive Agreement

The information contained in Item 3.02 below is incorporated by reference herein.

Item 3 .02	Unregistered Sales of Equity Securities

As previously reported, Andina entered into that certain Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Andina, Andina Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Andina (“Merger Sub”) and the Company, pursuant to which Holding will become a wholly-owned subsidiary of Andina following approval of the merger by Andina’s shareholders (the “Merger”).

On December 19, 2013, Andina entered into subscription agreements with two investors pursuant to which such investors agreed to purchase up to an aggregate of 850,000 ordinary shares (“Shares”) of the Company at $10.18 per Share, or up to an aggregate of $8,653,000; provided, however, that the number of Shares purchased will be reduced, in the investors’ sole discretion, based on a formula derived by taking the maximum number of shares to be purchased and multiplying it by a ratio (the “Scaling Ratio”) equal to the number of Andina’s “public shares” (as such term is used in Andina’s Definitive Proxy Statement) issued and outstanding immediately following the Merger over 2,550,000.

The Shares will be sold to the investors under Section 4(2) of the Securities Act of 1933, as amended, as the investors are accredited investors. The Company intends to use the proceeds from the sales for general working capital purposes. The closing of the purchase is conditional upon, and will take place ten days after, consummation of the Merger (the “Closing”).

Pursuant to the subscription agreement, an affiliate of A. Lorne Weil, Andina’s non-executive Chairman of the Board (the “Insider”), has agreed that it and/or its designees will transfer to the investors up to an aggregate of 796,875 warrants (as reduced pro rata based on the Scaling Ratio) to purchase ordinary shares of Andina (“Insider Warrants”) promptly after the Closing.

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Notwithstanding the foregoing, the investors may, in their sole and absolute discretion, notify Andina and the Insider prior to the Closing that it chooses to apply a ratio in excess of the Scaling Ratio (to a maximum of one) in determining the number of Shares and Insider Warrants to be purchased and transferred.

Andina has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the Shares and Insider Warrants (and shares underlying the Insider Warrants) no later than four months after the Closing and use its best efforts to have such registration statement declared effective as soon as possible.

On December 19, 2013, Andina issued a press release announcing the foregoing. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Form of Subscription Agreement

99.1	Press release, dated December 19, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2013

ANDINA ACQUISITION CORPORATION

By:	/s/ B. Luke Weil
Name: B. Luke Weil
Title: Chief Executive Officer

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